PROVECTUS
BIOPHARMACEUTICALS, INC.

2020 Annual Shareholder Meeting

Wednesday, June 24th

PROVECTUS BIOPHARMACEUTICALS, INC.

Forward-Looking Statements

This presentation may contain forward-looking statements as defined under U.S. federal securities laws. These statements reflect Company management's current knowledge, assumptions, beliefs, estimates, and expectations, and express Provectus management's current views of future performance, results, and trends. These forward-looking statements may also be identified by their use of terms, such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, goal, strategy, target, will, and other similar words. Forward-looking statements are subject to a number of risks and uncertainties that could cause the Company's actual results to materially differ from those described during this presentation. Readers of this presentation should not place undue reliance on forward-looking statements. Such statements are made as of the date hereof, and Provectus undertakes no obligation to update such statements after this date. Risks and uncertainties that could cause the Company's actual results to materially differ from those described in these forward-looking statements include those discussed in Provectus' filings with the U.S. Securities and Exchange Commission (SEC) and those described in Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Provectus Biopharmaceuticals, Inc. (Provectus or the Company) assumes no obligation to update any forward-looking statements or information that speaks as to their respective dates. No claims of safety or efficacy are intended with respect to Provectus' existing investigational drugs (PV-10® for oncology or PH-10® for dermatology) or potential future drug candidates (based on new modes of delivery of the Company's lead, proprietary, active pharmaceutical ingredient rose bengal [RB]) in the context of any forward-looking statements made in this presentation.

PROVECTUS BIOPHARMACEUTICALS, INC.

Today's Agenda

- Shareholder Meeting Activities
  - Welcome/Introduction
  - Preliminary Matters
  - Order of Business/Other Business
  - Inspector of the Election Report
  - Conclusion

- Company Update
  - Opening Remarks
  - Developing a New Generation of Immunotherapy Medicines
  - Q & A
  - Closing Remarks

PROVECTUS BIOPHARMACEUTICALS, INC.

Part 1: Shareholder Meeting Activities

PROVECTUS BIOPHARMACEUTICALS, INC.

Activities

- Welcome
- Introductions
- Preliminary Matters
  - Inspector of the Election
  - Record Date
  - Shares Entitled to Notice and Vote
  - Quorum
  - Reading of the Notice of the Meeting, Affidavit of Mailing, and Minutes
  - Stockholders' Proxies
  - Stockholders' Ballots
- Order of Business
  - **Proposal #1:** To elect 5 directors to serve on our Board of Directors for a 1-year term
  - **Proposal #2:** To conduct an advisory vote to approve the compensation of our named executive officers
  - **Proposal #3:** To ratify the selection of Marcum LLP as our independent registered public accounting firm
- Other Business
- Report of the Inspector of the Election
- Conclusion of the Meeting

PROVECTUS
BIOPHARMACEUTICALS, INC.

Part 2:
Company Update

Opening Remarks

Ed Pershing, CPA, Chair, Board of Directors

PROVECTUS
BIOPHARMACEUTICALS, INC.

Developing a New Generation of Immunotherapy Medicines

Dominic Rodrigues, Vice Chair, Board of Directors

Core Oncology Drug Development Strategy On-Track

- Continuing our pivot of intratumoral (IT) administration of immunotherapy PV-10 towards treatment-refractory and immunologically cold tumor types, such as hepatic cancers
  - Where immune checkpoint blockade (CB) and other therapies fail
  - Demonstrate PV-10 can restore T cell function in the tumor microenvironment (TME) of refractory/relapsed, 'cold' disease
  - Further demonstrate the continued safety profiles of PV-10-based CB combinations
- Generating, collecting, analyzing, and assessing clinical data from 3 hepatic cancer programs:
  - Metastatic uveal melanoma (mUM)
  - Metastatic neuroendocrine tumors (mNET)
  - Hepatocellular carcinoma (HCC)
- Target strategy: Approach the US Food and Drug Administration (FDA) and Australia's Therapeutic Goods Administration (TGA) to seek end-of-phase (EOP) meetings and confirm each hepatic cancer program's next clinical or registrational study step

A. Refractory/Relapsed Hepatic Cancers

- Response, durability, and survival data of PV-10-based treatment in mUM, mNET, and HCC
- mUM[1]: Single-agent setting and in combination with unapproved but emerging standard of care CB; ongoing clinical work to identify T cell function restoration in this TME
- mNET[2]: Single-agent setting after failures of somatostatin analogues (SSAs) and peptide receptor radionuclide therapy (PRRT); CB shows little or no activity in NET[3,4]
- HCC[5]: Single-agent setting; potential safety and synergy with CB has been demonstrated in mUM[1]
- Target goal: Seek EOP meetings with FDA and TGA by or before 1Q21[6]
  - mUM: FDA; 2nd line treatment; CB-refractory; triplet immunotherapy of PV-10+CTLA-4+PD-1
  - mNET: TGA; 3rd line; SSA-/PRRT-refractory; single-agent immunotherapy PV-10
  - HCC: FDA; 3rd line; Targeted therapy-/CB-refractory; combination immunotherapy of PV-10+PD-1

[1] Percutaneous hepatic injection of rose bengal disodium (PV-10) in metastatic uveal melanoma; 2020 ASCO Virtual Scientific Program. [2] Cohort 1 results of a phase I study of autolytic immunotherapy of metastatic neuroendocrine tumours; 2020 ASCO Virtual Scientific Program. [3] Pembrolizumab for patients with PD-L1-positive advanced carcinoid or pancreatic neuroendocrine tumors: Results from the KEYNOTE-028 study; September 2017, European Society for Medical Oncology (ESMO) Congress. [4] Efficacy and Safety of Pembrolizumab in Previously Treated Advanced Neuroendocrine Tumors: Results From the Phase II KEYNOTE-158 Study, *Clin Cancer Res* 2020. [5] Oncolytic Immunotherapy of Hepatic Tumors with Intralesional Rose Bengal Disodium; 2020 SIR Annual Scientific Meeting ePoster Gallery. [6] These goals assume no changes in governmental and/or medical institution (clinical trial site) policies and actions related to the severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) pandemic; SARS-CoV-2 is the cause of the respiratory illness coronavirus disease 2019 (COVID-19).

B. Melanoma Has Not Been Cured

- Continuing to advance Provectus' historical work on combination immunotherapy of PV-10+PD-1 for cutaneous melanoma (MEL):
  - CB-naïve Stage IV
  - CB-refractory Stage IV
  - In-transit (Stage III) disease (i.e., CB-naïve); CB is approved for metastatic melanoma only
- The same patient benefit/unmet medical need rationale as in our hepatic cancer programs
  - Where CB has failed or failed to meet expectations
  - PV-10 has a unique immunomodulatory activity fingerprint; shown in a single-agent MEL setting[1] and in combination with PD-1 in CB-naïve and CB-refractory MEL settings[2,3]
  - Demonstrate T cell function restoration by PV-10 in the CB-refractory MEL TME; already demonstrated the safety profile of combination immunotherapy of PV-10+PD-1[2,3]
- Target strategy: The potential size and scope of prospective registrational studies, as well as the magnitude of potential commercialization requirements, suggest co-development of these 3 MEL indications with a pharmaceutical company partner

[1] Intralesional rose bengal in melanoma elicits tumor immunity via activation of dendritic cells by the release of high mobility group box 1, Oncotarget 2016. [2] Results from a Checkpoint Inhibition-Naïve Cohort of Patients in a Phase 1b Study of PV-10 and anti-PD-1 in Advanced Melanoma; 2019 SMR Congress. [3] Initial Results from a Phase 1b Study of PV-10 and anti-PD-1 in Melanoma Refractory to Checkpoint Inhibition; 2019 SMR Congress.

The Immunotherapy Platform


RB



MODE OF DELIVERY

- Concentration
- Exposure time
- Route of administration

HALOGENATED XANTHENES (HXS)

- Lead molecule: rose bengal disodium (RB)
- Multi-mode safety profile
- Molecular traits dependent on cellular environment and delivery mode

ACTIVITY & MECHANISM

- Modal; Selective
- Direct
- Immunomodulatory

ADDRESSABLE DISEASE AREAS

- Oncology (PV-10)[1]
- Dermatology (PH-10)[1]
- Pediatric solid tumor cancers (PV-10)[2]
- Hematology[2]
- Virology[3]

[1] Provectus clinical data. [2] Provectus and research collaborator *in vitro* and *in vivo* data. [3] Non-Provectus *in vitro* and *in vivo* data.

A. Drug Development Expansion: Hematology

- Completed *in vitro* study on refractory/relapsed pediatric acute lymphoblastic leukemia (ALL)[1]
- Completed *in vitro* study on refractory/relapsed pediatric acute myelomonocytic leukemia[2]
  - PV-10 treatment activated the STING (stimulator of interferon genes) innate immune system signaling pathway via dimerization; potentially leads to STING's activity and immune activation against cancer cells
  - Researchers discovered the association between heat shock proteins (HSPs), which chaperone abnormally-formed cellular proteins, and anticancer drug-mediated STING activation (among the first reporting of this)
- Completed preliminary *in vivo* study on an additional refractory/relapsed pediatric leukemia using a new mode of RB delivery
- If subsequent *in vivo* study supports these preliminary new modal data, our target strategy would be to submit an investigational new drug (IND) application to the FDA for review and acceptance

[1] *In Vitro* Activity and Target Modulation of PV-10 Against Relapsed and Refractory Pediatric Leukemia; November 2018, American Society of Hematology (ASH) Annual Meeting. [2] Association of heat shock proteins as chaperone for STING: A potential link in a key immune activation mechanism revealed by the novel anti-cancer agent PV-10; 2020 AACR Virtual Annual Meeting II.

PROVECTUS BIOPHARMACEUTICALS, INC.

B. Drug Development Expansion: Virology

- Third-party data demonstration of *in vitro* and *in vivo* RB activity against various groups of viruses: e.g., alphaherpesviruses (HSV-1)[1], orthomyxoviruses (influenza A)[2,3], paramyxoviruses (Sendai)[3], poxviruses (vaccinia)[4], rhabdoviruses (VSV)[3], retroviruses (HIV, Friend leukemia)[3,5], etc.
- STING, an important regulator of innate immunity, is vital to both anticancer and antiviral response[6,7]
- Target strategy: For partnership, develop an antiviral agent or agents against COVID-19 (SARS-CoV-2) specifically, coronaviruses generally, and other virus groups broadly
- RB-based antiviral agents could be deployed in different disease settings using different modes of delivery

[*] Includes photoactivated and intrinsic activity. [1] Rose Bengal Inhibits Herpes Simplex Virus Replication in Vero and Human Corneal Epithelial Cells *in Vitro*, Invest Ophthalmol Vis Sci 1992. [2] Photoinactivation of Influenza Virus Fusion and Infectivity by Rose Bengal, Photochem Photobiol 1993. [3] Photodynamic inactivation of infectivity of human immunodeficiency virus and other enveloped viruses using hypericin and rose bengal: inhibition of fusion and syncytia formation, Proc Natl Acad Sci U S A. 1993. [4] Photoinactivation of vaccinia virus with rose bengal, J Gen Virol 1968. [5] Antiretroviral Activities of Hypericin and Rose Bengal: Photodynamic Effects on Friend Leukemia Virus Infection of Mice, Antiviral Res 1993. [6] (Not RB related) STING Agonists Induce an Innate Antiviral Immune Response against Hepatitis B Virus, Antimicrob Agents Chemother 2015. [7] (Not RB related) STING signaling and host defense against microbial infection, Exp Mol Med 2019.

2019-2020 Medical Conference Presentations

1. A Phase 1 Study of Oncolytic Immunotherapy of Metastatic Neuroendocrine Tumours using Intralesional Rose Bengal Disodium: Cohort 1 Results; August 2019, Australasian Gastro-Intestinal Trials Group (AGITG) Annual Scientific Meeting
2. A Phase 1 Study of Oncolytic Immunotherapy of Metastatic Neuroendocrine Tumours using Intralesional Rose Bengal Disodium: Cohort 1 Results; Clinical Oncology Society of Australia (COSA) Annual Scientific Meeting
3. Results from a Checkpoint Inhibition-Naïve Cohort of Patients in a Phase 1b Study of PV-10 and anti-PD-1 in Advanced Melanoma; November 2019, Society for Melanoma Research (SMR) Congress
4. Initial Results from a Phase 1b Study of PV-10 and anti-PD-1 in Melanoma Refractory to Checkpoint Inhibition; November 2019, SMR Congress
5. A Phase 1 study of percutaneous oncolytic rose bengal disodium for metastatic uveal melanoma patients with hepatic metastases – a single-center cohort summary; December 2019, European Society for Medical Oncology Immuno-Oncology (ESMO I-O) Congress
6. Oncolytic Immunotherapy of Hepatic Tumors with Intralesional Rose Bengal Disodium; April 2020, Society of Interventional Radiology (SIR) Annual Scientific Meeting ePoster Gallery
7. Percutaneous hepatic injection of rose bengal disodium (PV-10) in metastatic uveal melanoma; May 2020, American Society of Clinical Oncology (ASCO) Virtual Scientific Program
8. Cohort 1 results of a phase I study of autolytic immunotherapy of metastatic neuroendocrine tumours; May 2020, ASCO Virtual Scientific Program
9. Association of heat shock proteins as chaperone for STING: A potential link in a key immune activation mechanism revealed by the novel anti-cancer agent PV-10; June 2020, American Association for Cancer Research (AACR) Virtual Annual Meeting II

Q & A

Board of Directors

PROVECTUS BIOPHARMACEUTICALS, INC.

Closing Remarks

Bruce Horowitz, COO and Member, Board of Directors